Exhibit 10.12

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

Date: 28th October 2021

To:	Landmark Medical Centre Sdn. Bhd.	BY HAND AND EMAIL ONLY
Unit 33B, Menara Landmark
No. 12, Jalan Ngee Heng
80000 Johor Bahru, Johor, Malaysia
Attn: The Directors

CytoMed Therapeutics (Malaysia) Sdn. Bhd.
No. 12 Jalan Permas Jaya 9/16
Bandar Baru Permas Jaya, 81750 Masai, Johor, Malaysia
Attn: The Directors

Ong Ah Huay
[*****]

Lucas Luk Tien Wee
[*****]

Louisa Luk Tien Sze
[*****]

Lincoln Luk Tien Wen
[*****]

Dear Sirs,

Re:	VARIATION OF INVESTMENT AGREEMENT DATED 20 JANUARY 2020, as varied by the supplemental agreement dated 20 january 2021, MADE BETWEEN LANDMARK MEDICAL CENTRE SDN BHD, FOUNDING SHAREHOLDERS (AS DEFINED BELOW), CYTOMED THERAPEUTICS pTE. LTD. AND CYTOMED THERAPEUTICS (MALAYSIA) SDN BHD

1.	We refer to the Investment Agreement dated 20 January 2020 (the “Investment Agreement”), as varied by the Supplemental Agreement dated 20 January 2021, made between Landmark Medical Centre Sdn. Bhd. (“LMC”), CytoMed Therapeutics Pte. Ltd. (the “Company”), CytoMed Therapeutics (Malaysia) Sdn. Bhd. (“CytoMed MY”), Ong Ah Huay, Lucas Luk Tien Wee, Louisa Luk Tien Sze and Lincoln Luk Tien Wen (collectively referred to as the “Founding Shareholders”). Capitalised terms used herein not defined have the same meaning given to them in the Investment Agreement.

2.	We wish to confirm and record our agreement that the Investment Agreement shall be further varied in the following manner:

(i)	The Investor shall mean the Company or its nominee(s).

(ii)	The Parties agree and undertake that the Company shall have a right to nominate, and the Company has nominated Advance Cancer Centre Pte. Ltd. (Company Registration No. 202003897E) to subscribe for the New Shares in the Company.

(iii)	The Milestones in Schedule 1 shall be removed and the Long Stop Dates shall be varied, such that Schedule 1 shall be deleted in its entirety and replaced with the following:

“Schedule 1

Tranches

Tranche	Long Stop Closing Date	Milestones	Amount
1	[*****]	[*****]	[*****]
2	[*****]	[*****]	[*****]
3	[*****]	[*****]	[*****]

3.	We further confirm that the parties will be separately entering into a supplemental agreement to the Shareholders Agreement dated 20 January 2020, the form of which is set out in Schedule 2 of the Investment Agreement, which parties had undertaken to enter into pursuant to the transactions contemplated under the Investment Agreement.

4.	We would be grateful if you could confirm your agreement to the above by signing the Acceptance Portion of this letter and returning it to us by 28th November 2021.

5.	Save as expressly amended or varied herein, the remaining terms and conditions of the Investment Agreement shall remain valid, subsisting and enforceable between us.

6.	This letter agreement may be executed in any number of counterparts or duplicates each of which shall be an original but such counterparts or duplicates shall together constitute one and the same agreement. Any Party may enter into this letter agreement by signing any such counterpart. Each counterpart may be signed and executed by the Parties and transmitted by email and shall be as valid and effectual as if executed as an original.

7.	This letter agreement shall be governed by the laws of Malaysia and any dispute between us arising out of or in connection with this letter agreement shall be subject to the jurisdiction of the Malaysian courts.

Thank you for your continued support.

Yours faithfully,

For and on behalf of
CytoMed Therapeutics Pte. Ltd.

By:	/s/ Choo Chee Kong
Name:	Choo Chee Kong
Director

ACCEPTANCE PORTION

We hereby acknowledge and confirm our understanding of the contents of this letter agreement and have no objections to the terms set out herein.

Yours faithfully,

For and on behalf of
Landmark Medical Centre Sdn. Bhd.

By:	/s/ Ong Ah Huay
Name:	Ong Ah Huay
Designation:	Director

For and on behalf of
CytoMed Therapeutics (Malaysia) Sdn. Bhd.

By:	/s/ Tan Yoong Ying
Name:	Tan Yoong Ying
Designation:	Director

/s/ Ong Ah Huay
Ong Ah Huay

/s/ Lucas Luk Tien Wee
Lucas Luk Tien Wee

/s/ Louisa Luk Tien Sze
Louisa Luk Tien Sze

/s/ Lincoln Luk Tien Wen
Lincoln Luk Tien Wen